UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2006 (July 10, 2006)
Date of Report (Date of earliest event reported)

STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24015 (Commission File No.)	54-1890464 (IRS Employer Identification No.)

14040 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 10, 2006, the Board of Directors of SteelCloud, Inc. (the "Company") approved the appointment of Admiral Edward Burkhalter, a current member of the Board, as the Chairman of the Board and also appointed Clifford Sink, the Company’s President and Chief Executive Officer, and Greg Bedner to the Board.

A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by SteelCloud, Inc., dated July 13, 2006, entitled "SteelCloud Completes Board of Director Appointments; Admiral E. A. Burkhalter Elected Chairman; Greg Bedner, Perot Systems Executive, Named Independent Director; Cliff Sink, SteelCloud CEO, Joins Board."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Kevin Murphy
Kevin Murphy, Chief Financial Officer

July 14, 2006

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EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

	99.1	Press Release issued by SteelCloud, Inc., dated July 13, 2006, entitled "SteelCloud Completes Board of Director Appointments; Admiral E. A. Burkhalter Elected Chairman; Greg Bedner, Perot Systems Executive, Named Independent Director; Cliff Sink, SteelCloud CEO, Joins Board."